Item 77 C.   MATTERS SUBMITTED TO A VOTE OF SECURITIES HOLDERS


A Special Meeting of shareholders of Federated Adjustable Rate U.S.Government Fund, Inc. (the "Fund") was held on June 30, 1999 and adjourned to
September 10,1999. The following items, which are required to be reported under this Item 77C, were approvedby shareholders of the Fund at the June 30,
 1999 meeting:

AGENDA ITEM 1:  To elect Directors:*

1.	Thomas G. Bigley
	Shares voted affirmatively ................................6,751,783
	Shares withheld authority..................................117,173

2.	Nicholas P. Constantakis
	Shares voted affirmatively ................................6,760,794
	Shares withheld authority..................................108,162

3.	John F. Cunningham
	Shares voted affirmatively ................................6,766,971
	Shares withheld authority..................................101,985

4.	J. Christopher Donahue
	Shares voted affirmatively ................................6,771,596
	Shares withheld authority..................................97,360

5.	Charles F. Mansfield, Jr.
	Shares voted affirmatively ................................6,773,667
	Shares withheld authority..................................95,289

6.	John E. Murray, Jr., J.D., S.J.D.
	Shares voted affirmatively ................................6,773,667
	Shares withheld authority................................95,289



7.	John S. Walsh
	Shares voted affirmatively ...............................6,773,667
	Shares withheld authority.................................95,289

*The following Directors of the Fund continued their terms as Directors:
John F. Donahue, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter Madden, and Marjorie P. Smuts.

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................6,693,260
	Shares voted negatively ....................................31,867
	Shares abstaining...........................................143,829

The following items were approved by shareholders of the Fund at the September 10, 1999 meeting:

AGENDA ITEM 3:  To make changes to the Fund's fundamental investment policies:
(a)	To approve amending the Fund's fundamental investment policy with regard to diversification of its investments:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining.............................................652,258

(b)	To approve amending, the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

The results of shareholders voting were as follows:

	Shares voted affirmatively ..................................7,040,601
	Shares voted negatively .....................................392,790
	Shares abstaining ...........................................652,258



(c)	To approve amending, the Fund's fundamental investment policy regarding investments in real estate:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining ............................................652,258

(d)	To approve amending, the Fund's fundamental investment policy regarding investments in commodities:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining...........................................652,258

(e)	To approve amending the Fund's fundamental policy regarding underwriting securities:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining ............................................652,258

(f)	To approve making amending the Fund's fundamental policy regarding lending by the Fund:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining ..........................................652,258

(g)	To approve amending the Fund's fundamental policy regarding permissible investments:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining...........................................652,258


(h)	To approve amending and making non-fundamental the Fund's fundamental investment policy regarding buying securities on margin:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining ..........................................652,258

(i)	To approve amending and making non-fundamental the Fund's fundamental investment policy regarding pledging assets:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining............................................652,258

(j)	To approve eliminating the Fund's fundamental investment policy on investing in restricted securities, and to amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in illiquid securities:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining ............................................652,258

(k)	To approve amending and making non-fundamental the Fund's fundamental investment policy regarding investing in other investment companies:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining ............................................652,258

(l)     To approve making non-fundamental the Fund's fundamental investment
(m)     policy regarding collateralized mortgage obligations:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining ............................................652,258

(n)     To approve making non-fundamental the Fund's fundamental investment
(o)     policy regarding dollar roll transactions:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining...........................................652,258

(n)	To approve making non-fundamental the Fund's fundamental investment policies regarding securities lending activities:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining ..........................................652,258

(o)	To approve making non-fundamental the Fund's fundamental investment
policies regarding repurchase 	agreement transactions:

The results of shareholders voting were as follows:

	Shares voted affirmatively ................................7,040,601
	Shares voted negatively ...................................392,790
	Shares abstaining .........................................652,258

(p)     To approve making non-fundamental the Fund's fundamental investment
(q)     policy regarding reverse repurchase agreement transactions:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining ..........................................652,258

(r)     To approve making non-fundamental the Fund's fundamental investment
(s)     policy regarding investments in stripped mortgage securities:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................7,040,601
	Shares voted negatively ......................................392,790
	Shares abstaining ............................................652,258


(r)	To approve amending and making non-fundamental the Fund's fundamental investment policy regarding when-issued and delayed delivery transactions:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................7,040,601
	Shares voted negatively ....................................392,790
	Shares abstaining ..........................................652,258

AGENDA ITEM 4: To remove certain of the Fund's fundamental investment policies:

(a)     To eliminate the Fund's fundamental investment policy on investing in
(b)     oil, gas and minerals:

The results of shareholders voting were as follows:
	Shares voted affirmatively ...................................6,972,210
	Shares voted negatively ........................................417,840
	Shares abstaining ............................................695,599

(b) To eliminate the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Board members:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................6,972,210
	Shares voted negatively ........................................417,840
	Shares abstaining ............................................695,599

( c) To eliminate the Fund's fundamental investment policy on investing in securities of new issuers:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................6,972,210
	Shares voted negatively ......................................417,840
	Shares abstaining ............................................695,599

(d) 	To eliminate the Fund's fundamental investment policy on selling securitie short:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................6,972,210
	Shares voted negatively ......................................417,840
	Shares abstaining.............................................695,599


(e) 	To eliminate the Fund's fundamental investment policy regarding trading portfolio securities:

The results of shareholders voting were as follows:

	Shares voted affirmatively .................................6,972,210
	Shares voted negatively ......................................417,840
	Shares abstaining ..........................................695,599

(f) 	To eliminate the Fund's fundamental investment policy regarding temporary investments:

The results of shareholders voting were as follows:

	Shares voted affirmatively ...................................6,972,210
	Shares voted negatively ......................................417,840
	Shares abstaining ............................................695,599

AGENDA ITEM 5:  To approve an amendment and restatement to the Fund's
                Articles of Incorporation to require the approval by a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Fund to another fund or corporation:

The results of shareholders voting were as follows:

	Shares voted affirmatively ..................................7,253,134
	Shares voted negatively .....................................301,541
	Shares abstaining ...........................................530,974



The Definitive Proxy Statement for the Special Meeting held on
 June 30, 1999, was filed with the Securities and Exchange Commission on April 29, 1999, and is incorporated by reference. (File No. 811-6307)